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                                                                    EXHIBIT 32.1


                 INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-Q
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-Q, the undersigned herby certify that this report on Form 10-Q of Grant Prideco, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained herein this report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Grant Prideco, Inc.

August 14, 2003                               /s/ Michael McShane
                                              -------------------
                                              Name: Michael McShane
                                              Title: Chief Executive Officer

                                              /s/ Louis A. Raspino
                                              --------------------
                                              Name: Louis A. Raspino
                                              Title: Chief Financial Officer